UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Kodiak Oil & Gas Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

KODIAK OIL & GAS CORP.

1625 Broadway, Suite 330, Denver, Colorado 80202

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, MAY 24, 2007

To all Shareholders of Kodiak Oil & Gas Corp.:

NOTICE IS HEREBY GIVEN that the 2007 Annual General Meeting of Shareholders of Kodiak Oil & Gas Corp. (the “Company”) will be held at the University Club, 1673 Sherman Street, Denver, Colorado 80203, on Thursday, May 24, 2007, beginning at 10:00 a.m. MDT, for the following purposes:

1.	to elect the Nominees to the Company’s Board to serve until the Company’s 2008 Annual General Meeting of Shareholders or until successors are duly elected and qualified;

2.	to ratify the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

3.	to approve the 2007 Stock Incentive Plan for employees, officers, consultants, independent contractors and directors of the Company; and

4.	any other business that may properly come before the meeting.

The Board of Directors has fixed Monday, April 23, 2007 as the record date for the 2007 Annual General Meeting. Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual General Meeting. A list of registered shareholders as of April 23, 2007 will be available at the Annual General Meeting for inspection by any shareholder.

Shareholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of the Company’s stock as of April 23, 2007. Please bring that documentation to the meeting to register.

IMPORTANT

Whether or not you expect to attend the Annual General Meeting, please sign and promptly return the enclosed proxy card. Should you decide to attend the meeting, you may revoke your proxy in accordance with the revocation procedures discussed in the enclosed Proxy Statement and vote your shares in person.

By Order of the Board of Directors,

James E. Catlin, Secretary
Denver, Colorado
April 25, 2007

Dear Shareholder:	April 25, 2007

I am pleased to invite you to attend the 2007 Annual General Meeting of Shareholders of Kodiak Oil & Gas Corp. (the “Company”), which will be held on Thursday, May 24, 2007, at 10:00 a.m. MDT, in Denver, Colorado. We will meet at the University Club, which is located at 1673 Sherman Street in Denver.

The matters to be acted upon at the meeting are described in the accompanying Notice of Annual General Meeting and Proxy Statement. At the meeting, we will also report on the Company’s operations and respond to any questions you may have.

Your vote is important. Whether or not you plan to attend the Annual General Meeting in person, I urge you to complete the proxy card and promptly return it.

Very truly yours,

Lynn A. Peterson
President and Chief Executive Officer

KODIAK OIL & GAS CORP.

PROXY STATEMENT

KODIAK OIL & GAS CORP.

1625 BROADWAY, SUITE 330, DENVER, COLORADO 80202

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 24, 2007

Unless the context requires otherwise, references in this statement to “we,” “us,” or “our” refer to Kodiak Oil & Gas Corp.

The Annual General Meeting of Shareholders of Kodiak Oil & Gas Corp. (the “Company”) will be held on Thursday, May 24, 2007 at the University Club, 1673 Sherman Street, Denver, Colorado 80203, beginning at 10:00 a.m. MDT. We are providing the enclosed Proxy Statement, proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual General Meeting. The Company anticipates that this Proxy Statement, proxy materials and the form of proxy will be first mailed to holders of the Company’s stock on or about April 27, 2007.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name”—in an account with a bank, broker, or other nominee—you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card, or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee. A returned signed proxy card without any indication of how shares should be voted will be voted FOR the election of directors; FOR the ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and FOR the approval of the 2007 Stock Incentive Plan.

Our corporate bylaws define a quorum as two persons present in person, each being a shareholder entitled to vote or a duly appointed proxy for an absent shareholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of the Company entitled to vote at the meeting. They do not allow cumulative voting for directors. The nominees who receive the most votes will be elected. A simple majority of the shares present, whether in person or by proxy, is required to approve the 2007 Stock Incentive Plan.

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

The Company is providing this Proxy Statement and proxy card directly to shareholders who are shareholders of record at the close of business Monday, April 23, 2007, and are entitled to vote at the Annual General Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual General Meeting to vote your shares.

When you sign the proxy card you appoint Lynn A. Peterson, President and Chief Executive Officer (or “CEO”) of the Company and a member of the Board, and James E. Catlin, Chief Operating Officer (or “COO”), Secretary and Chairman of the Board, your representatives at the meeting. As your representatives, they will vote your shares at the meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual General Meeting. Even if you plan to attend the meeting, we recommend that you complete, sign and return your proxy card in advance of the meeting, in case your plans change.

If an issue arises for voting at the meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Why does my name not appear as a shareholder of record?

Many, if not most, investors own their investment shares through a broker-dealer or other nominee. Broker-dealers frequently clear their transactions through other broker-dealers, and may hold the actual certificates for shares in the name of securities depositories, such as CEDE & Co. (operated by Depository Trust Company of New York City). In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker-dealer. You should contact your broker-dealer for more information about this process.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Who is making this solicitation and who will pay the related costs?

This solicitation is made on behalf of the management of the Company. No director has given management notice that he intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When is the record date?

The Board has fixed Monday, April 23, 2007 as the record date for the Annual General Meeting. Only holders of the Company’s stock as of the close of business on that date will be entitled to vote at the Annual General Meeting.

How many shares are outstanding?

As of April 19, 2007, the Company had 87,573,426 shares of common stock issued and outstanding.

On what am I voting?

You are being asked to vote on the following:

•	the election of five (5) directors for terms expiring in 2008;

•	the ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

•	the approval of the 2007 Stock Incentive Plan; and

•	any other business that may properly come before the meeting.

Each share of common stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board; FOR ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and FOR the approval of the 2007 Stock Incentive Plan.

How do I vote?

Shareholders who received this Proxy Statement directly from the Company may vote by promptly completing, signing and returning the enclosed proxy card in the enclosed envelope or by attending the Annual General Meeting in person and voting. Joint owners must each sign the proxy card.

If you own your shares through a broker-dealer or another nominee, you must vote your shares as instructed by that broker-dealer or other nominee. If you own your shares through a nominee, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Annual General Meeting unless you have obtained a proxy for those shares from the person who holds your shares of record.

If a shareholder wishes to participate in the Annual General Meeting but does not wish to give a proxy, the shareholder may attend the meeting in person. Should you require additional information regarding the Annual General Meeting, please contact James E. Catlin at (303) 592-8075.

Can shareholders vote in person at the Annual General Meeting?

If you prefer, you may vote at the meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the transfer agent and/or with stockbrokers. Please vote all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the shareholder’s prior written consent, we are permitted to deliver one annual report and one Proxy Statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (303) 592-8075 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 330

Denver, Colorado 80202

Attention: James E. Catlin, Secretary

May I revoke my proxy?

You may revoke your proxy and change your vote at any time up until the commencement of the Annual General Meeting. You may do so by:

•

signing another proxy with a later date and delivering it to Computershare Investor Services, Inc., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;

•	voting in person at the Annual General Meeting;

•

signing and dating a written notice of revocation and delivering it to the head office of the Company, Suite 330 – 1625 Broadway, Denver, Colorado, 80202, at any time up to and including the last business day preceding the day of the Meeting or to the Chairman of the Meeting on the day of the Meeting; or

•	in any other manner provided by law.

How many votes do you need to hold the meeting?

To conduct the Annual General Meeting, the Company must have a quorum, which means that two persons must be present in person, each being a shareholder entitled to vote or a duly appointed proxy for an absent shareholder so entitled and together holding or representing by proxy not less than 5% of the outstanding shares of the Company entitled to vote at the meeting.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the 2007 Annual General Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked “Withheld” with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to approve the 2007 Stock Incentive Plan?

Approval of the 2007 Stock Incentive Plan requires approval by a simple majority (50% plus one vote) of the votes cast by those shareholders of the Company, who, being so entitled, vote in person or by proxy at a general meeting of the Company. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting. If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

How are votes counted?

Your shares will be voted as you indicate. If you simply sign your proxy card with no further instructions, your shares will be voted:

•	FOR each director nominee for terms expiring in 2008;

•	FOR ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

•	FOR the approval of the 2007 Stock Incentive Plan.

Voting results will be tabulated and certified by a representative of Computershare Investor Services, Inc., scrutineer of the meeting.

Where can I find the voting results of the meeting?

The Company will publish the final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2007, which will be filed with the Securities and Exchange Commission (the “SEC”) and on http://www.sedar.com.

How can I obtain a copy of the 2006 Annual Report on Form 10-K?

The Company’s 2006 Annual Report on Form 10-K, including financial statements, is available through the SEC’s website at http://www.sec.gov, through the Company’s website at http://www.kodiakog.com and through http://www.sedar.com.

At the written request of any shareholder who owns common stock on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2006 Annual Report on Form 10-K, including the financial statements but not including exhibits. Upon your request and for a reasonable fee, the Company will provide copies of the exhibits. Requests for additional paper copies of the 2006 Annual Report on Form 10-K should be mailed to:

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 330

Denver, Colorado 80202

Attention: James E. Catlin, Secretary

What materials accompany this Proxy Statement?

The following materials accompany this Proxy Statement:

1.	the Company’s Annual Report to Shareholders for the year ended December 31, 2006;

2.	the Company’s form of proxy card;

3.	a copy of the 2007 Stock Incentive Plan; and

4.	a financial statement request form.

PROPOSAL 1:

ELECTION OF DIRECTORS

What is the current composition of the Board?

The Company’s current bylaws require the Board to have at least three (3) and no more than ten (10) directors. The current Board is composed of six (6) directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual General Meeting.

Who is standing for election this year?

The Compensation and Nominating Committee has nominated the following five (5) current Board members for election at the 2007 Annual General Meeting, to hold office until the 2008 Annual General Meeting:

•	Lynn A. Peterson

•	James E. Catlin

•	Rodney D. Knutson

•	Herrick K. Lidstone, Jr.

•	Don A. McDonald

The following nominees qualify as independent under the applicable American Stock Exchange (“AMEX”) standards, SEC rules and the Multilateral Instrument 52-110 (“MI 52-110”): Rodney D. Knutson, Herrick K. Lidstone, Jr. and Don A. McDonald. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under the heading “Information on the Board of Directors, Executive Officers and Key Employees.”

Hugh J. Graham, a member of the Board as of the date of this Proxy Statement, will resign as a member of the Board effective as of the date of the 2007 Annual General Meeting. As of the date of this Proxy Statement, the Compensation and Nominating Committee has not identified a candidate to fill the vacancy being created by Mr. Graham’s planned departure.

What if a nominee is unable or unwilling to serve?

Should any one or more of the nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event only the following persons may vote: (1) registered shareholders present at the meeting and (2) proxyholders having a legal proxy and who are present at the meeting.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

May additional directors be appointed by the Board?

Between annual meetings, the directors possess authority under Yukon law to appoint additional directors of up to one-third of the current number of Board members, or two additional directors, subject to the overall limit of ten directors. The Board may also fill vacancies created during the year due to the death or resignation of a director.

The Board recommends a vote FOR each of the nominees.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS

AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors, executive officers and key employees. The term for each director expires at our next annual general meeting or until such time as his or her successor is appointed and qualified. The ages of the directors, executive officers and key employees are shown as of December 31, 2006.

Name and Municipality of Residence	Position and Office Held	Director/Officer Since	Age
Executive Officers
Lynn A. Peterson—Denver, Colorado	Director, President & CEO	November 2001	53
James E. Catlin—Denver, Colorado	Chairman, Secretary & COO	February 2001	59

Key Employees
Brian P. Ault—Denver, Colorado	Manager of Operations	October 2006	43
Russ D. Cunningham—Denver, Colorado	Northern Exploration Manager	September 2006	52
John R. Hamilton—Denver, Colorado	Land Manager	September 2006	63
David G. Majewski—Denver, Colorado	Southern Exploration Manager	September 2006	61

Directors
Rodney D. Knutson(1), (2)—Denver, Colorado	Director	March 2001	65
Hugh J. Graham(1), (2), (3)—West Vancouver, BC Canada	Director	December 1998	57
Herrick K. Lidstone, Jr.(1), (2)—Centennial, Colorado	Director	March 2006	57
Don A. McDonald(1), (2)—Denver, Colorado	Director	June 2006	44

(1)	Member of the Compensation and Nominating Committee of the Board.
(2)	Member of the Audit Committee of the Board.
(3)	Mr. Graham will resign from the Board effective the date of the 2007 Annual General Meeting. See further details concerning his planned departure under the heading “Who is standing for election this year?”

The following is a brief description of the employment background of the Company’s directors, executive officers and key employees:

Lynn A. Peterson has served as a director of the Company since November 2001, and President and Chief Executive Officer since July 2002. Mr. Peterson has over 25 years of industry experience. Mr. Peterson was an owner of CP Resources, LLC, an independent oil and natural gas company from 1986 to 2001. Mr. Peterson served as Treasurer of Deca Energy from 1981 to 1986. Mr. Peterson was employed by Ernst and Whinney as a certified public accountant prior to this time. He received a Bachelor of Science in Accounting from the University of Northern Colorado in 1975.

James E. Catlin has served as a director of the Company since February 2001, Secretary and Chairman since July 2002, and Chief Operating Officer since June 2006. Mr. Catlin has over 30 years of geologic experience, primarily in the Rocky Mountain Region. Mr. Catlin was an owner of CP Resources LLC, an independent oil and natural gas company from 1986 to 2001. Mr. Catlin was a founder and Vice-President of Deca Energy from 1980 to 1986 and worked as a district geologist for Petroleum Inc. and Fuelco prior to this time. He received a Bachelor of Arts and a Masters degree in Geology from the University of Northern Illinois in 1973.

Brian P. Ault became Manager of Operations in October 2006. He has 20 years of oil and natural gas experience in the Rocky Mountain Region, most recently as Vice President and Operations Manager for Ultra Petroleum Corporation. While at Ultra from 1998 to 2006, Mr. Ault was responsible for operations in two natural gas fields, the Pinedale Anticline and the Jonah Field. Mr. Ault graduated from Marietta College with a Bachelor of Science in Petroleum Engineering.

Russ D. Cunningham has 27 years of experience in oil and natural gas exploration, primarily in the Rocky Mountain Region and the Mid-Continent Region, as well as international experience in Colombia, South America and Russia. Mr. Cunningham was most recently with Cabot Oil and Gas Corporation exploring in Wyoming’s Wind River Basin, the Paradox Basin of Colorado and Utah, and the Williston Basin of Montana and North Dakota. Prior to Cabot, Mr. Cunningham served as Vice-President Exploration for GHK Colombia Company, a subsidiary of Seven Seas Exploration. Mr. Cunningham has a Masters Degree in Geology from the University of Tulsa and is a member of the American Association of Petroleum Geologists, Society of Economic Paleontologists and Mineralogists and the Geologic Society of America.

John R. Hamilton has spent over 38 years in the industry, primarily in the Rocky Mountain Region and the Mid-Continent Region. Mr. Hamilton spent most of his career with Amoco Production Company and was most recently employed by HRF Exploration & Production, Inc. in Denver where he was involved in all phases of land acquisition, prospect generation and operations. Mr. Hamilton attended Pittsburgh State College, where he earned a Bachelor of Science in Business Administration. He is a member of various landmen associations.

David G. Majewski has 31 years of experience focused throughout the Rocky Mountain Region. Mr. Majewski joined our company from Cabot Oil and Gas Corporation where his exploration efforts were conducted in Wyoming’s Green River, Winder River, Big Horn and Red Desert Basins. Mr. Majewski has a Masters Degree in Geology from the Northern Illinois University and is a member of the American Association of Petroleum Geologists, Rocky Mountain Association of Geologists and the Society of Economic Paleontologists and Mineralogists.

Rodney D. Knutson has served as a director of the Company since March 2001. Currently, he is the Vice President and General Counsel of the Harrison Western Group. Prior to his employment with the Harrison Western Group, he had over ten years of private law practice and over 30 years experience working with oil, gas and mining companies. Mr. Knutson has a Bachelor of Electrical Engineering (1965) from the University of Minnesota and a Juris Doctor (1972) from the University of Denver. Mr. Knutson is a former president of the Rocky Mountain Mineral Law Foundation. Mr. Knutson’s business address is 1208 Quail Street, Lakewood, Colorado 80215.

Hugh J. Graham has served as a director of the Company since December 1998. Mr. Graham is the President and Chief Executive Officer of the Murex Corporation located in Vancouver, British Columbia, Canada. Mr. Graham is the former President of Hunter Douglas (Canada) Inc., the Canadian division of an international conglomerate and smelter of aluminum. Mr. Graham currently serves on the board of three international corporations. Mr. Graham’s business address is Suite 200, 100 Park Royal, West Vancouver, B.C., Canada, V7T 1A2.

Herrick K. Lidstone, Jr. has served as a director of the Company since March 2006. Mr. Lidstone is an attorney at law in Greenwood Village, Colorado, and is currently with Burns, Figa & Will, P.C., where he practices in corporate and securities law, dealing frequently with mergers and acquisitions, finance transactions, and private and public security offerings. Mr. Lidstone serves on the Securities Board for the Department of Regulatory Agencies in Colorado. He has been Adjunct Professor of Law at the University of Denver and has taught continuing education courses for the National Business Institute and other CLE providers. He has numerous legal publications and presentations to his credit. Mr. Lidstone received a Bachelor of Arts from Cornell University in 1971 and a Juris Doctor from the University of Colorado School of Law in 1978. Mr. Lidstone’s business address is Suite 1000, 6400 Fiddler’s Green Circle, Greenwood Village, Colorado 80111.

Don A. McDonald has served as a director of the Company since June 2006. He is a certified public accountant who serves as an associate with Houston-based Albrecht & Associates, a leading oil and natural gas divestiture firm. Prior to joining Albrecht in 2006, he helped establish the energy lending division for Bank of the West in Denver. Mr. McDonald holds a Master of Science in Accounting from the University of Colorado and a

Bachelor of Business Administration in Finance from the University of Iowa. During a 20-year career as a senior financial officer in several regional and super regional financial institutions, Mr. McDonald specialized in energy lending, with expertise in financial areas of accounting systems, controller-side stewardship, and debt structuring. Mr. McDonald is active in the Council of Petroleum Accountants Society, the Independent Petroleum Association of Mountain States, the Energy Finance Roundtable and the Colorado Society of Certified Public Accountants. Mr. McDonald’s business address is Suite 2812, 1660 Lincoln Street, Denver, Colorado 80264.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of our company. There are no arrangements or understanding with major shareholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.

Interests of Insiders and Material Transactions

During the 2006 fiscal year, none of the directors or officers were indebted to the Company or were a party to a material transaction with the Company.

CORPORATE GOVERNANCE

Structure of the Board of Directors

The Company’s current bylaws require the Board to have at least three (3) and no more than ten (10) directors. The current Board is comprised of the following six (6) directors:

•	Lynn A. Peterson

•	James E. Catlin

•	Rodney D. Knutson

•	Hugh J. Graham

•	Herrick K. Lidstone, Jr.

•	Don A. McDonald

Meetings of the Board and Board Member Attendance of Annual General Meeting

During the fiscal year ended December 31, 2006, the Board held thirteen (13) meetings of the Board. None of the incumbent directors attended fewer than 75% of the aggregate of the total number of Board meetings and meetings of the committees on which he serves.

Board members are not required to attend the annual general meeting. Two board members, Lynn A. Peterson and James E. Catlin, attended the 2006 Annual General Meeting of Shareholders.

Shareholder Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, James Catlin, Kodiak Oil & Gas Corp., 1625 Broadway, Suite 330, Denver, Colorado 80202. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires, and resumes or other job inquiries, not be forwarded.

Board Committees

Audit Committee and Audit Committee Financial Expert

Our Board has established an Audit Committee, the members of which are Messrs. McDonald, Lidstone, Graham and Knutson. Mr. McDonald is chairman of the Audit Committee. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. All current members also qualify as independent directors for audit committee purposes under the applicable AMEX standards, the Sarbanes-Oxley Act of 2002 and MI 52-110. Mr. McDonald further qualifies as an audit committee financial expert, as defined in the applicable rules of the SEC. The Audit Committee meets as often as it determines necessary. The Audit Committee held three (3) meetings during fiscal year 2006.

The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors at least on an annual basis to review and discuss the audit of our financial statements.

We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee Charter is available on our Company website at http://www.kodiakog.com. Further information on our Audit Committee and related matters, including the Report of our Board on Audited Financial Statements, is located below under the section “Proposal 2—Ratification of the Appointment of Hein & Associates LLP.”

Compensation and Nominating Committee

Director Nomination Policies

Our Board has established a Compensation and Nominating Committee, the current members of which are Messrs. Knutson, Graham, Lidstone and McDonald. Mr. Knutson is chairman of the Committee. All current committee members also qualify as independent directors under the applicable AMEX standards, SEC rules and MI 52-110. The Committee held three (3) meetings during the fiscal year 2006. The Committee’s Charter is available on our website at http://www.kodiakog.com. The Committee, acting pursuant to its written charter, serves the following purposes: (i) to assist the Board in fulfilling its oversight responsibilities relating to officer and director compensation, succession planning for senior management, development and retention of senior management, and such other duties as directed by the Board and (ii) to identify and recommend to the Board individuals qualified to be nominated for election to the Board and to be members and Chairpersons of the Board committees. The Committee also performs an annual assessment of the Board’s performance and periodically assesses each director’s performance.

The Committee is responsible for reviewing any shareholder proposals to nominate Board candidates. Shareholders may submit names of persons to be considered for nomination, and the Committee will consider such persons in the same way it evaluates other individuals for nomination as a new director. For the Company’s policies regarding shareholder requests for nominations, see the section entitled “Shareholder Proposals” in this Proxy Statement. None of the 2007 Committee nominees were nominated by a shareholder.

Annually, the Committee follows a process designed to consider the re-election of existing directors and to seek individuals qualified to become new board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the Committee generally adheres to the following guidelines:

•	the Committee observes any SEC or applicable stock exchange rules on independence;

•	no director shall be a director, consultant or employee of or to any competitor of the Company;

•	the Committee shall consider the candidates’ various other obligations and time commitments and their ability to attend meetings in person; and

•	to avoid potential conflicts of interest, interlocking directorships will not be allowed.

The Committee believes that having directors with relevant experience in business and industry, finance and other areas is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The Committee monitors the mix of skills and experience of directors and Committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the Committee reviews relevant information available to it, including the latest Board evaluations for such persons, and assesses their continued ability and willingness to serve as a director. The Committee also assesses each person’s contribution in light of the mix of skills and experience the Committee deems appropriate for the Board.

With respect to considering nominations of new directors when the opportunity arises, the Committee conducts a thorough search to identify candidates based upon criteria the Committee deems appropriate and considers the mix of skills and experience necessary to complement existing Board members. The Committee then reviews selected candidates and makes a recommendation to the Board. The Committee may seek input from other Board members or senior management when identifying candidates.

Compensation Policies

The Compensation and Nominating Committee, acting pursuant to its written charter, is responsible for setting executive compensation levels, bonus plan participation and target levels and executive and overall compensation policies. It is also responsible for reviewing and approving any executive benefit plans, making awards under the Company’s equity and option plans and performing such other duties delegated to it by the Board. See Compensation Discussion and Analysis for additional discussion regarding the process and procedures of the Committee with respect to compensation.

The Committee has retained a compensation consultant, Denver Management Advisors, Inc., that will provide certain information related to the Company’s compensation practice. The Committee will determine the scope of the consultant’s engagement, which will include peer group comparisons. Members of management will interact with the consultant, as necessary, to provide the consultant with information concerning the Company.

Director Compensation

Each outside director is currently paid a cash fee of $5,000 per quarter for services to our company in addition to reimbursement for expenses. The Audit Committee chairman is paid an additional $1,500 per quarter. Each Board member is annually granted options to purchase shares of our common stock at the trading price of the stock on the date of grant. The number of share options is determined annually. We do not provide any pension, retirement plan or other remuneration for our directors.

The following table provides information related to the compensation of our non-employee directors during fiscal year 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1), (3)	Non-Equity Incentive Plan Compensation $	All Other Compensation ($)	Total $
Hugh J. Graham(2)	15,000	—	136,000	—	—	151,000
Rodney D. Knutson	15,000	—	136,000	—	—	151,000
Herrick K. Lidstone	15,000	—	179,500	—	—	194,500
Don A. McDonald	13,000	—	80,000	—	—	93,000

(1)	The amounts shown in this column represent stock options awarded under our Incentive Share Option Plan. See Compensation Discussion and Analysis for additional information on the Incentive Share Option Plan. This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) and thus includes amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2004, 2005 and 2006 are included in footnote 6 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2007.
(2)	In connection with Mr. Graham’s resignation from the Board, the Company agreed to amend the terms of certain of his options to extend the post-termination exercise period from 90 days to the original expiration term of the underlying options. The expiration date of Mr. Graham’s options will thus range from 2009 to 2011.
(3)	On 04/13/2006, the Company granted options to Messrs. Graham, Knutson and Lidstone, with each grant having a grant date fair value of $136,000. The Company also granted options to Mr. Lidstone on 03/13/2006, which had a grant date fair value of $43,500. The grant to Mr. McDonald, granted on 06/27/2006, had a grant date fair value of $160,000. All of the foregoing grant date fair values were computed in accordance with FAS 123R. As of 12/31/2006, each director had the following number of options outstanding: Mr. Graham: 375,000; Mr. Knutson: 250,000; Mr. Lidstone 150,000; and Mr. McDonald: 100,000.

OTHER GOVERNANCE MATTERS

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics, the full text of which can be found on our website at http://www.kodiakog.com.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Legal Proceedings

Neither we nor any of our property are currently subject to any material legal proceedings or other regulatory proceedings. We do not currently know of any legal proceedings against us involving our directors, executive officers, or shareholders of more than 5% of our voting stock.

Mandate of the Board

The Board believes that the principal objective of the Company is to generate economic returns with the goal of maximizing shareholder value. This will be accomplished by the effective discharge of the Board’s responsibilities concerning strategic planning, appointment and oversight of management, succession planning, risk identification and management, environmental oversight and overseeing financial and corporate issues. The majority of the members of the Board are independent directors, and the primary responsibility for certain matters is delegated to committees composed entirely of independent directors.

While the Board is responsible for management of the business of the Company by law, this is generally carried out by proxy through the Company’s chief executive officer, who is appointed by the Board and charged with the day-to-day leadership and management of the Company. The Board approves the goals of the business, the objectives and policies within which it is managed, and then steps back and evaluates management’s performance.

Section 16(a) Beneficial Ownership Reporting Compliance

Throughout the Company’s 2006 fiscal year, the Company was a “Foreign Private Issuer,” as such term is defined in Rule 3b-4(c) under the Securities Exchange Act of 1934. Accordingly, the Company was not subject to Section 16(a) compliance reporting requirements during its 2006 fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In accordance with our Audit Committee Charter, our Audit Committee is responsible for reviewing, approving and overseeing all related party transactions. The Company had no related party transactions during 2006; however, had any been contemplated, related parties would have had to seek approval from our Audit Committee prior to the commencement of any such transactions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Executive Compensation Overview

We seek to deliver fair and competitive compensation for our executive officers by structuring our executive compensation program principally around one goal—attracting, motivating and retaining top executive talent with the requisite skills and experience to develop, expand and execute our business strategy. We therefore target compensation at levels we believe to be competitive with comparable oil and gas companies. Additionally, we believe our executive officers should be rewarded for executing goals designed to generate returns for our shareholders. As a result, we intend to link selected elements of our executive compensation program to individual and company performance goals.

The Compensation and Nominating Committee reviews, evaluates and recommends executive compensation to the Board, and going forward, the Committee’s review will include reviewing the compensation philosophy, policies and plans for our executive officers. The Committee also conducts an annual review of the performance of our CEO and his compensation under various circumstances, including upon retirement and upon a change in control. The Committee reports to the Board regarding executive compensation matters and works closely with our CEO to ensure that our executive compensation program supports the Company’s overall objectives. Our CEO provides recommendations to the Committee in its evaluation of our executive officers, including recommendations of individual cash and equity compensation levels for executive officers. As a basis for these recommendations, the CEO evaluates the contribution of each executive officer based on his personal experiences and performance. The Committee has retained a compensation consultant, Denver Management Advisors, Inc., that will provide certain supplemental information related to the Company’s compensation practices, including peer group comparisons.

Throughout this Proxy Statement, the individuals who served as our CEO and COO during the fiscal year ended December 31, 2006 are referred to as our Named Executive Officers.

Executive Compensation Philosophy and Objectives

Our executive compensation philosophy is determined by our desire to recruit, motivate and retain outstanding executive officers who are responsible for our long-term success. The Committee believes that each executive officer’s salary and overall compensation should be competitive with similar oil and gas companies after taking into account the officer’s individual performance. The Committee believes this approach closely links the compensation of our executive officers to the accomplishment of operating and strategic objectives that coincide with increased shareholder value. The Committee uses equity-based incentives to help retain and motivate employees with the goal of improving long-term performance and aligning employee interests with those of our shareholders.

The principle objectives that guide the Committee in its deliberations regarding executive compensation matters include:

•	providing a competitive compensation package that attracts, motivates and retains qualified and highly skilled officers that are key to our long-term success;

•	basing compensation on the levels of job responsibility; and

•	rewarding individual performance by ensuring a meaningful link between our operational performance and the total compensation received by our officers.

The size and mix of each element in a compensation package is based on the executive officer’s job performance, market practice and overall company performance. The level of incentive compensation typically increases in relation to an executive officer’s level of responsibility. The Committee believes that as employees progress to higher levels in the Company, an increasing proportion of their pay should be linked to company performance and shareholder returns because they are in a position to have greater influence on company results.

The Committee may recommend, as appropriate, to modify the mix of base, annual bonus and long-term incentives to best fit an executive officer’s specific circumstances. This provides more flexibility to the Committee to reward executive officers appropriately as they near retirement. The Committee may also recommend an increase in the size of stock option grants to an executive officer if the total number of career stock option grants does not adequately reflect the executive’s current position with us. Following the 2006 review, the Committee determined that all elements of our executive compensation were reasonable in the aggregate.

Overview of Executive Compensation Components

The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to recruit, motivate and retain outstanding executive officers and that compensation provided to our executives remains competitive relative to the compensation paid to similarly-situated executive officers. In furtherance of these goals, our executive compensation program consists of three basic components:

•	base salaries;

•	discretionary bonuses; and

•	long-term incentive compensation.

Base Salaries

We provide our executive officers and other employees with an annual base salary that provides fixed levels of compensation for performing specific job responsibilities. The Committee considers the following factors in determining whether to adjust base salaries:

•	the executive officer’s responsibilities;

•	the executive officer’s experience and background;

•	the executive officer’s performance during the prior year;

•	the general movement of salaries in the marketplace; and

•	our financial and operating results.

The individual base salary levels are generally reviewed annually as part of our performance review process, as well as upon a promotion or other change in job responsibility.

Discretionary Bonuses

The Committee may grant annual bonuses as a reward for achievement of individual and corporate short-term goals. Any grant of annual bonuses is discretionary and is made in furtherance of our compensation objectives. The Committee determines bonus amounts based on the Company’s financial and operational performance, as well as the performance of the individual executive officer.

Long-Term Incentive Compensation

We currently administer long-term incentive compensation awards through our Incentive Share Option Plan (or “Long-term Incentive Plan” or “LTIP”). We encourage share ownership by awarding long-term equity incentive awards under our LTIP, which presently consists of stock option grants. We believe that widespread common stock ownership by key employees is a vital piece of our total compensation package and is designed to give our key employees a longer-term stake in the Company, act as a long-term retention tool and align employee and shareholder interests by aligning compensation with growth in shareholder value. The Committee is responsible for granting awards under our LTIP. The Committee approves the total number of shares that will be available for grants. The Committee takes into account the risk of losing the executive to other employment opportunities and the value and potential for appreciation in the market price of our common stock. The Committee believes that executive management should have a meaningful economic stake in the company and that LTIP awards are important to retaining our senior management. The Committee considers the foregoing factors together and subjectively determines the appropriate magnitude of the award. In 2006, each executive officer’s equity-based compensation comprised approximately 36% of his respective total compensation.

Beginning fiscal year 2007, we intend to administer compensation awards through our Stock Incentive Plan, which will replace our Incentive Share Option Plan. As discussed elsewhere in this Proxy Statement, the Stock Incentive Plan is subject to shareholder approval at the 2007 Annual General Meeting. For information concerning the mechanics and details of both long-term equity compensation plans, please see the discussion under the heading “Equity Compensation Plan Information.”

Health and Welfare Benefits

We offer a standard range of health and welfare benefits to all of our employees, including our executive officers, which we believe support our overall attraction and retention objectives. These benefits include medical, prescription drug and dental coverage. Such benefits are a fixed component of compensation and do not discriminate in favor of our executive officers.

Perquisites and Personal Benefits

We believe that the total mix of compensation and benefits provided to our executives is competitive and perquisites should generally not play a large role in our executive officers’ total compensation. As a result, we did not provide any perquisites to our executive officers during 2006.

Other Benefits and Compensation Arrangements

The Company currently has no employment agreements with any of its employees. We do not provide any pension or retirement plans for our officers, nor are there any plans or arrangements in respect of compensation received or that may be received by executive officers to compensate such officers in the event of the termination of employment or a change in control of the Company. Further, the Company has no nonqualified deferred compensation.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code prevents publicly traded companies from receiving a tax deduction on certain compensation paid to specific executive officers in excess of $1,000,000 in any taxable year.

The Committee’s approach with respect to qualifying compensation paid to executive officers for tax deductibility purposes is that executive compensation plans will generally be designed and implemented to maximize tax deductibility. However, non-deductible compensation may still be paid to executive officers when necessary for competitive reasons or to attract or retain a key executive, or where achieving maximum tax deductibility would not be in our best interest.

Stock Ownership Requirements and Hedging Prohibitions

Stock ownership/retention guidelines have not been implemented by the Committee for our executive officers. We will continue to periodically review best practices and re-evaluate our position with respect to stock ownership/retention guidelines.

Because short-range speculation in our securities based on fluctuations in the market may cause conflicts of interests with our shareholders, we have recently adopted an Insider Trading Policy, effective April 2007, which prohibits trading in options, warrants, puts and calls related to our securities. It also prohibits selling our securities short or holding our securities in margin accounts.

Nominating and Compensation Committee Report

The Nominating and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Nominating and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement with respect to its 2007 Annual General Meeting of Shareholders.

Nominating and Compensation Committee of the Board

Rodney D. Knutson

Hugh J. Graham

Herrick K. Lidstone, Jr.

Don A. McDonald

Summary Compensation Table

We have two executive officers: Lynn A. Peterson, President and Chief Executive Officer, and James E. Catlin, Secretary and Chief Operating Officer. A summary of the compensation paid to all executive officers receiving total compensation in excess of $100,000 for 2006 (collectively “Named Executive Officers”) is set forth below.

Name and Principal Position	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)		All Other Compensation ($)	Total $
Lynn A. Peterson President & CEO	180,000	300,000	—	272,000	(3)	—	752,000

James E. Catlin Chairman, Secretary & COO	180,000	300,000	—	272,000	(3)	—	752,000

(1)	The amounts shown represent discretionary bonuses paid to each Named Executive Officer for performance during the 2006 fiscal year.
(2)	The amounts shown in this column represent stock options awarded under our Incentive Share Option Plan. See Compensation Discussion and Analysis for additional information on the Incentive Share Option Plan. This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) and thus includes amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2004, 2005 and 2006 are included in footnote 6 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2007.
(3)	$136,000 of the total amount reported herein represents compensation for the individual’s service on the Board, with the remainder of the amount representing compensation for the individual’s executive officer position.

We do not provide any pension, retirement plan or other remuneration for our officers, nor are there any plans or arrangements in respect of compensation received or that may be received by executive officers to compensate such officers in the event of the termination of employment or a change in control of the Company. Further, the Company has no nonqualified deferred compensation.

Fiscal 2006 Grants of Plan-Based Awards

The following table provides information related to grants of plan-based awards to our Named Executive Officers during the 2006 fiscal year.

Name	Grant Date	All Other Stock Awards: # of Shares of Stock	All Other Stock Awards: # of Securities Underlying Options(1)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Award and Option Awards
Lynn A. Peterson	04/13/2006	—	500,000	(2)	$3.17	$752,000
James E. Catlin	04/13/2006	—	500,000	(2)	$3.17	$752,000

(1)	The amounts shown in this column represent stock options awarded under our Incentive Share Option Plan.
(2)	Of the total amount reported in this row, 150,000 vested on 04/17/2007, 150,000 vest on 04/17/2008 and the remaining 200,000 are fully vested.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table provides information related to the outstanding option awards and stock awards held by each of our Named Executive Officers at December 31, 2006.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)		Number of Securities Underlying Unexercised Options (Unexer- cisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
Lynn E. Peterson	200,000	(2)	300,000	(1)	—	3.17	04/14/2011	—	—	—	—
	250,000	(2)	—		—	1.08	10/16/2010	—	—	—	—
	425,000	(2)	—		—	0.45	03/1/2009	—	—	—	—

James E. Catlin	200,000	(2)	300,000	(1)	—	3.17	04/14/2011	—	—	—	—
	250,000	(2)	—		—	1.08	10/16/2010	—	—	—	—
	425,000	(2)	—		—	0.45	03/1/2009	—	—	—	—

(1)	Of the total amount reported, 150,000 options vested on 04/17/2007 and 150,000 will vest on 04/17/2008.
(2)	All amounts are fully vested.

Option Exercises and Stock Vested

The following table provides information related to options exercised by, and stock awards vested for, our Named Executive Officers during the 2006 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Lynn A. Peterson	300,000	600,000	—	—
	118,500	237,000	—	—

James E. Catlin	300,000	600,000	—	—
	118,500	237,000	—	—

Report on Repricing of Options/SARs

We did not reprice any options or SARs outstanding during the fiscal years ended December 31, 2005 or 2006.

EQUITY COMPENSATION PLAN INFORMATION

Incentive Share Option Plan

The Company has an Incentive Share Option Plan that grants stock options to our directors, officers, employees and consultants. The Company’s shareholders approved the Incentive Share Option Plan at the 2003 shareholders’ meeting and have ratified the Incentive Share Option Plan at each annual shareholders’ meeting thereafter. Under the Incentive Share Option Plan, options may be granted on authorized but unissued common stock up to but not in excess of 10% of our issued and outstanding common stock at the time of the grant. Stock options are determined by our directors and are granted only in compliance with applicable laws and regulatory policy. As of April 15, 2007, the Company had outstanding options to purchase 4,611,500 common shares at prices from $0.14 to $4.03.

Securities Authorized for Issuance under our Equity Compensation Plan

The following table sets forth information related to our equity compensation plan as of December 31, 2006.

Equity Compensation Plan Information as of December 31, 2006

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Plan Category
Equity compensation plans approved by security holders	4,636,500	$1.96	4,118,343
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	4,636,500	$1.96	4,118,343

2007 Stock Incentive Plan

The following is a summary of the material terms of the 2007 Stock Incentive Plan, which is qualified in its entirety by reference to the 2007 Stock Incentive Plan, and which is subject to shareholder approval at the Company’s 2007 Annual General Meeting. The Board approved the 2007 Stock Incentive Plan on April 20, 2007.

Administration

The Compensation and Nominating Committee will administer the 2007 Stock Incentive Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2007 Stock Incentive Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2007 Stock Incentive Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee. Subject to the provisions of the 2007 Stock Incentive Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the 2007 Stock Incentive Plan and establish rules and regulations for the administration of the 2007 Stock Incentive Plan.

The Committee may delegate its powers and duties under the 2007 Stock Incentive Plan to one or more directors (including a director who is also an officer of the Company), except that the Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or in a way that would violate Section 162(m) of the Internal Revenue Code. In addition, the Committee may authorize one or more non-director officers of the Company to grant stock options under the 2007 Stock Incentive Plan, provided that stock option awards made by these officers may not be made to executive officers or directors who are subject to Section 16 of the Exchange Act. The Board may also exercise the powers of the Committee at any time, so long as its actions would not violate Section 162(m) of the Internal Revenue Code.

Eligible Participants

Any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any of its affiliates, who is selected by the Committee, is eligible to receive an award under the 2007 Stock Incentive Plan.

Shares Available For Awards

The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the 2007 Stock Incentive Plan will be 8,000,000. This number includes 4,611,500 shares of our common stock reserved for issuance upon the exercise of the outstanding options under our Share Incentive Plan. This aggregate amount is subject to further limitations, as follows:

•

A maximum of 8,000,000 shares will be available for granting incentive stock options under the 2007 Stock Incentive Plan, subject to the provisions of Section 422 or 424 of the Internal Revenue Code or any successor provision; and

•	The maximum number of shares that may be awarded under the 2007 Stock Incentive Plan pursuant to grants of restricted stock, restricted stock units and stock awards is 1,000,000.

The Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2007 Stock Incentive Plan.

If an award is terminated, forfeited or cancelled without the issuance of any shares or if shares covered by an award are not issued for any other reason, then the shares previously set aside for such award will be available for future awards under the 2007 Stock Incentive Plan. If shares of restricted stock awarded under the 2007 Stock Incentive Plan are forfeited or otherwise reacquired by the Company prior to vesting, those shares will again be available for awards under the 2007 Stock Incentive Plan.

Types of Awards and Terms and Conditions

The 2007 Stock Incentive Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units;

•	performance awards of cash, stock or property;

•	stock awards; and

•	other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2007 Stock Incentive Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR except to satisfy legal requirements of foreign jurisdictions or if the award is in substitution for an award previously granted by an entity acquired by the Company.

Determinations of fair market value under the 2007 Stock Incentive Plan will be made in accordance with methods and procedures established by the Committee. The term of each award shall be determined by the Committee.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.

Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee.

Performance Awards. The Committee may grant awards under the 2007 Stock Incentive Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. A performance award may be payable in cash or stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Committee in compliance with Section 162(m) of the Internal Revenue Code. Subject to the terms of the 2007 Stock Incentive Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms of and conditions of any performance award shall be determined by the Committee.

Stock Awards. The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2007 Stock Incentive Plan.

Other Stock-Based Awards. The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2007 Stock Incentive Plan.

Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2007 Stock Incentive Plan will expire on April 20, 2017. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2007 Stock Incentive Plan prior to expiration may extend beyond the expiration of the 2007 Stock Incentive Plan through the award’s normal expiration date.

The Board may amend, alter, suspend, discontinue or terminate the 2007 Stock Incentive Plan at any time, although shareholder approval must be obtained for any action that would increase the number of shares of our common stock available under the 2007 Stock Incentive Plan, increase the award limits under the 2007 Stock Incentive Plan, permit awards of options or SARs at a price less than fair market value, permit repricing of options or SARs, or cause Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2007 Stock Incentive Plan. Shareholder approval is also required for any action that requires shareholder approval under the rules and regulations of the Securities and Exchange Commission, the AMEX or any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company.

Prohibition on Repricing Awards

Without the approval of the Company’s shareholders, the Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2007 Stock Incentive Plan.

Transferability of Awards

Unless otherwise provided by the Committee, awards under the 2007 Stock Incentive Plan may only be transferred by will or by the laws of descent and distribution.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2007 Stock Incentive Plan:

Options and SARs. The grant of an option or SAR should not result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that an alternative minimum tax liability may result), and the Company will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon the exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income, and are deductible by the Company.

The tax consequence to an option holder upon a disposition of shares of our common stock acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option. However, the Company may be entitled to a tax deduction in the case of a disposition of shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Other Awards. For other Awards granted under the 2007 Stock Incentive Plan that are payable in cash or shares of our common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an Award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of our common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of our common stock by the holder of the Award. The Company will be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

For an Award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of our common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of our common stock received pursuant to the exercise of an option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2007 Stock Incentive Plan has been designed to permit grants of options and SARs issued under the 2007 Stock Incentive Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or an SAR may be exempt from the $1,000,000 deduction limit. Grants of other Awards under the 2007 Stock Incentive Plan may not so qualify for this exemption. The 2007 Stock Incentive Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

New Plan Benefits: 2007 Stock Incentive Plan

A new plan benefits table is not provided because the 2007 Stock Incentive Plan provides for discretionary awards only, which are thus indeterminable at this point, and because our 2007 Stock Incentive Plan will not be effective until after the Company’s shareholders approve the plan.

Effect on Incentive Share Option Plan

If the 2007 Stock Incentive Plan is approved by shareholders at the Annual General Meeting, the Company will discontinue grants under the Incentive Share Option Plan and, subject to the terms of each individual option agreement, the outstanding options issued under the Incentive Share Option Plan will be deemed to be granted under the 2007 Stock Incentive Plan. If an option issued under the Incentive Share Option Plan is terminated, forfeited or cancelled without the issuance of any shares or if shares covered by an award are not issued for any other reason, then the shares previously set aside for stock awards will be available for future awards under the 2007 Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of April 15, 2007 by:

•	our Named Executive Officers;

•	our directors;

•	all of our executive officers and directors as a group; and

•	each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.

Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown. Our directors and executive officers do not have different voting rights from other shareholders.

Name	Business Address	Amount and Nature		Percentage of Class
Lynn A. Peterson	1625 Broadway, Suite 330, Denver, Colorado 80202	4,426,821	(2)	5.00	%(1)
James E. Catlin	1625 Broadway, Suite 330, Denver, Colorado 80202	3,044,950	(3)	3.44	%(1)
Rodney D. Knutson	1208 Quail Street, Lakewood, Colorado 80215	498,250	(4)	*
Hugh J. Graham	Suite 200, 100 Park Royal, West Vancouver, B.C., Canada, V7T 1A2	610,676	(5)	*
Don A. McDonald	Suite 2812, 1660 Lincoln Street, Denver, Colorado 80264	30,000		*
Herrick K. Lidstone, Jr	Suite 1000, 6400 Fiddler’s Green Circle, Greenwood Village, Colorado 80111	150,000	(6)	*
All directors and executive officers as a group (six individuals)		8,760,697		9.69	%(1)
Wellington Management Company, LLP (WMC)(7)	75 State Street, Boston, Massachusetts 02109	8,255,000		9.43%
Spindrift Partners, L.P.(8)	c/o Wellington Management Company, LLP 75 State Street, Boston, Massachusetts 02109	3,187,500		3.64%
Spindrift Investors (Bermuda) L.P.(9)	c/o Wellington Management Company, LLP 75 State Street, Boston, Massachusetts 02109	3,736,000		4.27%
Trapeze Asset Management, Inc.(10)	22 St. Clair Avenue East, 18th Floor, Toronto, ON M4T 253, Canada	6,156,350		7.03%
Trapeze Capital Corp.(11)	22 St. Clair Avenue East, 18th Floor, Toronto, ON M4T 253, Canada	2,381,350		2.72%

*	Less than 1%.
(1)	Based on 87,573,426 shares outstanding as of April 15, 2007, plus any shares of common stock deemed to be beneficially owned pursuant to options and warrants that are exercisable within 60 days from the above date.

(2)	Includes 2,301,821 shares held directly by the individual, 600,000 shares held by individual’s wife, 500,000 shares held by the individual’s children, and 1,025,000 options exercisable within 60 days.
(3)	Includes 1,519,950 shares held by the individual, 500,000 shares held by the individual’s wife and 1,025,000 options exercisable within 60 days.
(4)	Includes 248,250 shares held by the individual and 250,000 options exercisable within 60 days.
(5)	Includes 207,820 shares held by the individual, 27,856 shares held by the individual’s spouse and 375,000 options exercisable within 60 days.
(6)	Includes 150,000 options exercisable within 60 days.
(7)	WMC, an investment adviser registered under the Investment Advisors Act of 1940, as amended, shares investment discretion and shares voting power over the securities held by certain of its investment advisory clients. In its capacity as an investment adviser, WMC is deemed to have beneficial ownership over 8,255,000 shares.
(8)	Wellington Hedge Management, LLC acts as investment adviser to Spindrift Partners, L.P. In such capacity, Wellington Hedge Management, LLC shares voting and dispositive power over the shares held by this beneficial owner and, therefore, is deemed to share beneficial ownership of the shares. These 3,187,500 shares are also included in the table in the figure of shares beneficially owned by Wellington Hedge Management, LLC.
(9)	Wellington Global Holdings, Ltd. acts as investment adviser to Spindrift Investors (Bermuda) L.P. In such capacity, Wellington shares voting and dispositive power over the shares held by this beneficial owner and, therefore, is deemed to share beneficial ownership of the shares. These 3,736,000 shares are also included in the table in the figure of shares beneficially owned by Wellington Global Holdings, Ltd.
(10)	Trapeze Asset Management Inc., an investment adviser registered under the Investment Advisors Act of 1940, as amended, exercises sole investment discretion and voting power over the securities held by certain of its investment advisory clients. In its capacity as an investment adviser, Trapeze Asset Management Inc. is deemed to have beneficial ownership over 6,156,350 common shares.
(11)	Trapeze Capital Corp., a Canadian investment dealer, exercises sole investment discretion and voting power over the securities held by certain of its investment advisory clients. In its capacity as an investment adviser, Trapeze Capital Corp. is deemed to have beneficial ownership over 2,381,350 common shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP

The Audit Committee has selected the accounting firm of Hein & Associates LLP to serve as our independent registered public accounting firm for the 2007 fiscal year. We are asking our shareholders to ratify the selection of Hein & Associates LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Hein & Associates LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. If our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. To the Company’s knowledge, a representative from Hein & Associates LLP will not be present at the Annual General Meeting to take questions, although the firm will be permitted to make a statement if it so desires.

Principal Accountant for Previous Fiscal Years

Amisano Hanson audited the Company’s annual consolidated financial statements for the fiscal year ended December 31, 2004 and reviewed the Company’s 2006 Form 10-K and the Company’s 2005 Form 20-F. The Company also consulted Amisano Hanson regarding matters of tax compliance for the fiscal years 2004, 2005 and 2006. Amisano Hanson resigned as auditor of the Company, effective February 3, 2006, at the request of management of the Company. The resignation of Amisano Hanson and the appointment of the successor auditor, Hein & Associates LLP, were approved by the Audit Committee of the Company and the directors of the Company. You may refer to copies of letters regarding the foregoing from each of our former and successor auditors, which are available on http://www.sec.gov and http://www.sedar.com. The Company had no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Amisano Hanson’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no reservations in the former auditor’s reports for the two most recently-completed fiscal years or for any period subsequent to the most recently-completed period for which an audit report was issued and preceding the date of the former auditor’s resignation. There were no reportable events between the Company and Amisano Hanson. Neither of our accountants’ reports on the financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

Effective February 3, 2006, the Company appointed Hein & Associates LLP of Denver, Colorado as the successor auditor. Hein & Associates LLP audited the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 and reviewed the Company’s 2006 Form 10-K and 2005 Form 20-F. Additionally, the Company consulted Hein & Associates LLP regarding matters of tax compliance, general tax advice and tax planning for the 2005 and 2006 fiscal years.

The Company also retained RSM Mcgladrey, Inc. to review the Company’s 2006 tax compliance.

The aggregate fees billed by the Company’s external accountants in each of the last two fiscal years for professional fees are as follows:

Financial Year Ending	Audit Fees $	Audit Related Fees $	Tax Fees $	All Other Fees $
December 31, 2006	94,526	—	16,337	48,477	(1)
December 31, 2005	55,622	—	3,780	—

(1)	The amount reported in the “All Other Fees” column represents the amount billed by our principal accountants related to their review of financial matters reported in certain filings with the SEC, including registration statements.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the pre-approval of all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Audit Committee may, in its discretion, delegate this authority to the Chairman of the Audit Committee provided the Chairman reports any delegated pre-approvals to the Audit Committee at the next meeting thereof. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services.

Report on Audited Financial Statements

The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. In addition, the Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the Company’s independent auditors that audit firm’s independence from the Company and its management. Based on the review and discussions, our Board recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Audit Committee of the Board

Don A. McDonald, Chairman

Rodney D. Knutson

Hugh J. Graham

Herrick K. Lidstone, Jr.

The Board recommends a vote FOR the ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

PROPOSAL 3:

APPROVAL OF THE 2007 STOCK INCENTIVE PLAN

On what am I voting?

On April 20, 2007, the Board adopted, subject to shareholder approval, the 2007 Stock Incentive Plan. The purpose of the 2007 Stock Incentive Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of the Company and motivating such persons to put forth maximum efforts for the success of the Company’s business. The 2007 Stock Incentive Plan will allow the Company to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

The Board believes that the continuation of stock-based compensation programs is essential in attracting, retaining and motivating highly qualified officers, employees and non-employee directors to enhance the Company’s success. The 2007 Stock Incentive Plan will allow for the continued use of stock-based compensation. The flexibility of the 2007 Stock Incentive Plan will allow future awards to be based on then-current objectives for aligning compensation with shareholder value.

Where can I find more information about the 2007 Stock Incentive Plan?

This Proxy Statement contains information about the 2007 Stock Incentive Plan above under the heading “Equity Compensation Plan Information.”

The 2007 Stock Incentive Plan accompanies this Proxy Statement as Appendix A.

What are the voting procedures?

Approval of the 2007 Stock Incentive Plan will require approval of a simple majority (50% plus one vote) of the votes cast by those shareholders of the Company, who, being entitled to, vote in person or by proxy at the Annual General Meeting of the Company. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

The Board recommends a vote FOR the approval of the 2007 Stock Incentive Plan.

SHAREHOLDER PROPOSALS

Pursuant to SEC rules, shareholders who are interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2008 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. In order to be considered for inclusion in next year’s (2008) Proxy Statement, shareholder proposals must be submitted in writing to the below address and received by the Company no later December 25, 2007. However, if the date of the 2008 Annual General Meeting is a date that is not within 30 days before or after May 24, 2008, the anniversary date of the Annual General Meeting, shareholder proposals must be received no later than the close of business on the 10th calendar day after the first to occur of (i) the day on which notice of the 2008 Annual Meeting is mailed or (ii) the day on which the Company publicly discloses the date of the 2008 Annual Meeting, including disclosure in a Quarterly Report on Form 10-Q filed by the Company with the SEC.

Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

Kodiak Oil & Gas Corp.

1625 Broadway, Suite 330

Denver, Colorado 80202

Attention: James E. Catlin, Secretary

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. However, if any other matters are properly brought before the meeting, the persons appointed in the accompanying proxy card intend to vote the shares represented thereby in accordance with their best judgment.

By Order of the Board of Directors,

James E. Catlin
Secretary

Denver, Colorado

April 25, 2007

Please promptly sign and return the enclosed proxy card. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

KODIAK OIL & GAS CORP.

2007 STOCK INCENTIVE PLAN

A-i

A-ii

KODIAK OIL & GAS CORP.

2007 STOCK INCENTIVE PLAN

Section 1.	Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

(g) “Company” shall mean Kodiak Oil & Gas Corp., a Yukon corporation, and any successor corporation.

(h) “Director” shall mean a member of the Board, including any Non-Employee Director.

(i) “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the American Stock Exchange, the closing price of one Share as reported on the American Stock Exchange on such date or, if the American Stock Exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

(l) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(m) “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

(n) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(o) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(p) “Other Stock Grant” shall mean any right granted under Section 6(e) of the Plan.

(q) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(r) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t) “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses (including expense efficiency ratios and other expense measures), earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(u) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v) “Plan” shall mean the Kodiak Oil & Gas Corp. 2007 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(w) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa) “Share” or “Shares” shall mean a share or shares of common stock, no par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(bb) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.	Administration

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (x) adopt such modifications, rules, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan, any Award, or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. In this regard, if any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A of the Code shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code. In addition, the Committee may authorize one or more officers of the Company to grant Options under the Plan, subject to the limitations of the laws of the Yukon Territory; provided, however, that such officers shall not be authorized to grant Options to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(d) Previously Granted Options. There are outstanding options for the purchase of Shares granted by the company to eligible parties pursuant to the Company’s existing stock option plan (the “Pre-Existing Plan”). Options which are outstanding under the Pre-Existing Plan as of the effective date of this Plan shall continue to be exercisable and shall be governed by and be subject to the terms of the Pre-Existing Plan and the stock option agreements evidencing their issuance. Notwithstanding the provisions of Section 4(a) below, the number of Shares that may be issued under the Plan shall be reduced by (i) the number of Shares subject at such time to options granted and outstanding under the Pre-Existing Plan, and (ii) the number of Shares issued under the Pre-Existing Plan after the effective date of this Plan.

Section 4.	Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan, including shares issued under the Pre-Existing Plan, shall be 8,000,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 8,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 1,000,000, subject to adjustment as provided in Section 4(c) of the Plan. Shares tendered by Participants as full or partial payment to the Company upon exercise of an Award, and Shares withheld by or otherwise remitted to the Company to satisfy a Participant’s tax withholding obligations with respect to an Award, shall not become available for issuance under the Plan.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares, and Awards that are denominated at the time of grant as payable only in cash and that are settled in cash, shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d) Code Section 162(m) Award Limitations Under the Plan. Subject to adjustment as provided in Section 4(c), no Participant may be granted (i) Options or Stock Appreciation Rights during any performance period with respect to more than 2,000,000 Shares or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any performance period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 2,000,000 Shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any performance period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $4,000,000.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.	Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each Stock Appreciation Right granted under the Plan shall, upon exercise, confer on the holder the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock, or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director (in either case as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards denominated in Shares (including, without limitation, Restricted Stock and Restricted Stock Units) that are granted to Eligible Persons who may be “covered employees” under Section 162(m) and that are intended to be “qualified performance based compensation” within the meaning of Section 162(m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m).

(e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

(g) General

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, or in installments, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee (for Awards other than an Incentive Stock Option), each Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee (for Awards other than an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii) Prohibition on Repricing. Except as provided in Section 4(c) hereof, no Option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option or Stock Appreciation Right shall be canceled and replaced with an Option or Options or Stock Appreciation Right having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7.	Amendment and Termination; Adjustments

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii) increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or

(v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

(b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.	Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	General Provisions

(a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and, if required by the Committee, accepted through any electronic medium in accordance with procedures established by the Committee.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the Yukon Territory.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. The Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the laws of the Yukon Territory. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.	Effective Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective.

Section 11.	Term of the Plan

No Award shall be granted under the Plan after ten years from the earlier of the date of adoption of Plan by Board or the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ANNUAL MEETING OF SHAREHOLDERS OF KODIAK OIL & GAS CORP.

May 24, 2007

PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

MAIL: If you are returning your proxy by mail, please sign, date and mail your proxy card in the envelope provided as soon as possible.

FACSIMILE: If you are returning your proxy by fax, please sign, date and fax your proxy card to the Corporate Secretary at 303-592-8071.

ê TO SUBMIT BY MAIL, COMPLETE THE FOLLOWING FORM AND RETURN IN ENVELOPE PROVIDED ê

PROXY CARD

Appointment of Proxyholder

I, being a member of Kodiak Oil & Gas Corp. (the “Company”) hereby appoint Lynn A. Peterson or failing him James E. Catlin	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of the shareholders of the Company, to be held on Thursday May 24, 2007, at 10:00 a.m. local time, and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY  HIGHLIGHTED  TEXT OVER THE BOXES.

1.	Election of Directors

	For	Withhold		For	Withhold		For	Withhold

01. Lynn A. Peterson	☐	☐	02. James E. Catlin	☐	☐	03. Rodney D. Knutson	☐	☐	__
Fold
04. Herrick K. Lidstone, Jr.	☐	☐	05. Don A. McDonald	☐	☐

	For	Withhold
2. Appointment of Auditors
Ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐	☐

	For	Against	Abstain
3. Approval of the 2007 Stock Incentive Plan
	☐	☐	☐
__
Fold

Authorized Signature(s) – This section must be completed for your instructions to be executed	Signature(s)	Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.		/ /

Interim Financial Statements		Annual Report
Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	☐	Mark this box if you would NOT like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.